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HMN FINANCIAL, INC.
101 North Broadway
P.O. Box 231
Spring Valley, MN  55975-0231
Phone (507) 346-7345
Fax (507) 346-1111



NEWS RELEASE   CONTACT: James B. Gardner, Executive Vice President
                        HMN Financial, Inc. (507) 346-7345
                        FOR IMMEDIATE RELEASE


HMN FINANCIAL, INC. ANNOUNCES THIRD QUARTER RESULTS
---------------------------------------------------


EARNINGS SUMMARY              Three Months Ended     Nine Months Ended
                                 September 30,          September 30,
                              ------------------    ---------------------
                                1996       1995       1996          1995
                              ------------------    ---------------------
Before special
  SAIF assessment:
     Income                 $1,329,806  1,414,094   $4,449,581   4,182,991
     Earnings per share
      and common share
      equivalent                  0.31       0.28         0.98        0.79
Net income (loss)             (144,527) 1,414,094    2,975,248   4,182,991
Earnings (loss) per share
  and common share equivalent    (0.03)      0.28         0.66        0.79
Return on average assets before
   SAIF assessment                0.95 %     1.05 %       1.08   %    1.07 %
Return on average assets         (0.10)%     1.05 %       0.72   %    1.07 %
Return on average common equity
   before SAIF assessment         6.13 %     5.87 %       6.61   %    5.76 %
Return on average common equity  (0.67)%     5.87 %       4.42   %    5.76 %
Book value per share (1)    $    17.90      16.80    $   17.90       16.80

(1) After special SAIF assessment

     SPRING VALLEY, MINNESOTA, October 17, 1996 . . . HMN Financial, Inc. (HMN) (NASDAQ:HMNF), the $565 million holding company for Home Federal Savings Bank (the Bank), today reported a net loss of $145,000 for the third quarter of 1996, down 110% from $1.4 million for the third quarter of 1995. Earnings
(loss) per share was ($0.03) for the third quarter of 1996, down 111% from $0.28 per share for the third quarter of 1995. The loss for the quarter was due to the passage of the Savings Association Insurance Fund (SAIF) legislation which assessed a one time charge of $2.4 million to the Bank in order to recapitalize the SAIF. The total SAIF assessment was charged to earnings in the third quarter of 1996 and reduced the quarterly earnings by $1.5 million after tax or $0.34 per share. Book value per share was $17.90, up 6.5%, from $16.80 for the third quarter of 1995.
                                                                   more . . .

     Net income for the nine months ended September 30, 1996 was $3.0 million, down 29% from $4.2 million for the nine months ended September 30, 1995. Earnings per share were $0.66 for the nine months ended September 30, 1996, down 16% from $0.79 per share for the same period in 1995. The SAIF assessment reduced earnings for the nine months ended September 30, 1996 by $1.5 million after tax or $0.32 per share. Return on average assets was 0.72% and return on average equity was 4.42% for the nine months ended September 30, 1996, a decrease of 33% and 23%, respectively, from the same period in 1995.

     HMN Financial, Inc.'s Chairman, Roger P. Weise, said that he was glad to see that the SAIF legislation had been finalized and the related assessment is now behind HMN. The Bank's SAIF insurance costs during 1997 will be reduced from $0.23 per $100 of deposits to an estimated range of $0.06 to $0.09 per
$100 of deposits.   During 1997, the  SAIF insurance rate will be much closer
to the Bank Insurance Fund (BIF) rate and therefore will reduce an advantage which BIF members have enjoyed during the past.

     Net income for the third quarter of 1996 compared to the third quarter of 1995 decreased by $1.6 million, or 110%, principally due to the $2.4 million ($1.5 million after tax) SAIF assessment which was enacted on September 30, 1996. Net income for the nine month period ended September 30, 1996 compared to the same period of 1995 decreased by $1.2 million or 28.9%, principally due to the $2.4 million ($1.5 million after tax) SAIF assessment, a $165,000 decrease in net interest income, and a $335,000 increase in compensation and benefit expense which was partially offset by a $1.0 million increase in total non-interest income.

     Net interest income was $3.8 million for the third quarter of 1996, a decrease of $109,000, or 2.8% compared to $3.9 million for the third quarter of 1995. Net interest income for the nine months ended September 30, 1996 was $11.7 million, a decrease of $165,000, or 1.4%, from $11.9 million for the nine
months ended September 30, 1995.   HMN has been purchasing its own stock in the
open market at an average price that is less than its current book value. The balance sheet impact of the stock repurchase program has been to reduce equity and replace it with additional advances or deposit growth. As HMN has increased in total assets, its average interest-earning assets have increased at a slower pace than its average outstanding interest-bearing liabilities. Therefore, interest expense has increased at a more rapid pace than interest income. The more rapid increase in liabilities coupled with changing interest rates caused net interest income for the third quarter of 1996 to be lower than the third quarter of 1995. It was also the principal cause for the decrease in net interest income when comparing the nine months ended September 30, 1996 to the same period of 1995.

     Non-interest income was $412,000 for the third quarter of 1996, an increase of $120,000, or 41%, compared to $292,000 for the third quarter of 1995. The increase was principally due to a $45,000 increase in gain on the sale of securities, an $82,000 increase in other income and was partially offset by a $12,000 decrease in gain on sale of loans. Non-interest income for the nine months ended September 30, 1996 was $1.6 million, an increase more . . .

of $1.0 million, or 177%, compared to $577,000 for the nine months ended September 30, 1995. The increase was principally due to a $826,000 increase in gain on the sale of securities, a $266,000 increase in other income and was partially offset by an $82,000 decrease in gain on sale of loans.

     Non-interest expense was $4.4 million for the third quarter of 1996, an increase of $2.5 million, or 130%, from $1.9 million for the third quarter of 1995. The majority of the increase in non-interest expense between the two quarters was due to the $2.4 million SAIF assessment and a $67,000 increase in compensation and benefits and was the result of adding new employees, normal merit and salary increases. Non-interest expense for the nine months ended September 30, 1996 was $8.4 million, an increase of $2.8 million, or 51%, from $5.6 million for the nine months ended September 30, 1995. The principal causes for the increase in non-interest expense between the two nine month periods was due to the $2.4 million SAIF assessment, a $335,000, or 11%, increase in compensation and benefits expense and was the result of adding new employees, normal merit and salary increases and the impact of the Recognition and Retention Plan adopted in June of 1995.

     HMN Financial, Inc. and Home Federal Savings Bank are headquartered in Spring Valley, MN. The Bank operates seven offices in southern Minnesota.

     (Three pages of selected consolidated financial information are included with this release.)
                                ***END***

                     HMN FINANCIAL, INC. AND SUBSIDIARIES
                          Consolidated Balance Sheets
                                 (unaudited)

              ASSETS                            September 30,      December 31,
                                                   1996               1995
                                                -------------------------------
Cash and cash equivalents                    $   17,396,371         4,334,694
Securities available for sale:
   Mortgage-backed and related securities
     (amortized cost $137,847,323
      and $158,517,548)                         135,191,304        158,416,201
   Other marketable securities
     (amortized cost $53,015,288
      and $32,247,959)                           52,515,628         31,903,566
                                                -----------        -----------
                                                187,706,932        190,319,767
                                                -----------        -----------
Securities held to maturity:
   Mortgage-backed and related securities
      (estimated market value $2,461,365
       and $13,931,879)                           2,337,548         13,744,063
   Other marketable securities
      (estimated market value $999,250
       and $3,224,263)                              999,530          3,227,729
                                                -----------        -----------
                                                  3,337,078         16,971,792
                                                -----------        -----------
Loans receivable, net                           343,735,917        314,850,684
Federal Home Loan Bank stock, at cost             5,198,800          3,801,900
Real estate, net                                          0            279,851
Premises and equipment, net                       3,544,053          3,645,536
Accrued interest receivable                       3,284,857          3,381,507
Deferred income taxes                               352,667                  0
Prepaid expenses and other assets                   828,617            362,928
                                                -----------        -----------
      Total assets                           $  565,385,292        537,948,659
                                                ===========        ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits                                     $  363,963,098        373,539,468
Federal Home Loan Bank advances                 101,832,555         68,876,978
Accrued interest payable                          1,520,976          1,562,347
Advance payments by borrowers for
  taxes and insurance                               745,028            550,990
Accrued expenses and other liabilities           13,655,034          1,732,193
                                                -----------        -----------
      Total liabilities                         481,716,691        446,261,976
                                                -----------        -----------
Commitments and contingencies
Stockholders' equity:
   Serial preferred stock: authorized
     500,000 shares; issued and
     outstanding none                                     0                  0
   Common stock ($.01 par value):
     authorized 7,000,000 shares;
     issued 6,085,775 shares                         60,858             60,858
   Additional paid-in capital                    59,392,608         59,285,581
   Retained earnings, subject to
     certain restrictions                        53,346,286         50,371,038
   Net unrealized loss on securities
     available for sale                          (1,878,639)          (265,358)
   Unearned employee stock ownership plan shares (5,037,910)        (5,336,150)
   Unearned compensation restricted stock awards   (850,463)        (1,050,305)
   Treasury stock, at cost 1,412,085 and
     783,850 shares                             (21,364,139)       (11,378,981)
                                                -----------        -----------
      Total stockholders' equity                 83,668,601         91,686,683
                                                -----------        -----------
    Total liabilities and stockholders'
      equity                                 $  565,385,292        537,948,659
                                                ===========        ===========

                      HMN FINANCIAL, INC. AND SUBSIDIARIES
                       Consolidated Statements of Income
                                   (unaudited)


                                   Three Months Ended      Nine Months Ended
                                      September 30,          September 30,
                                    1996        1995       1996        1995
                                ------------------------ ----------------------
Interest Income:
 Loans receivable             $  6,461,279   6,009,885  19,009,335  17,192,535
 Securities available for sale:
   Mortgage-backed and related   2,429,330   2,489,073   7,730,690   7,744,628
   Other marketable                669,964     875,861   1,655,705   2,253,239
 Securities held to maturity:
   Mortgage-backed and related     196,050     204,919     719,827     497,746
   Other marketable                 14,250      82,975      90,103     333,938
 Cash equivalents                  149,819      76,124     315,623     348,635
 Other                              93,823      65,702     232,453     178,070
                                ----------  ----------  ----------  ----------
    Total interest income       10,014,515   9,804,539  29,753,736  28,548,791
                                ----------  ----------  ----------  ----------
Interest expense:
 Deposits                        4,741,907   4,786,359  14,281,156  13,703,586
 Federal Home Loan Bank
   advances                      1,449,492   1,086,272   3,739,015   2,947,048
                                ----------  ----------  ----------  ----------
    Total interest expense       6,191,399   5,872,631  18,020,171  16,650,634
                                ----------  ----------  ----------  ----------
      Net interest income        3,823,116   3,931,908  11,733,565  11,898,157
Provision for loan losses           75,000      75,000     225,000     225,000
                                ----------  ----------  ----------  ----------
      Net interest income after
       provision for loan losses 3,748,116   3,856,908  11,508,565  11,673,157
                                ----------  ----------  ----------  ----------
Non-interest income:
 Fees and service charges           94,817      89,192     254,188     242,325
 Securities gains (losses), net    192,761     148,152     961,798     136,284
 Gain on sales of loans              9,896      22,391      16,980      99,341
 Other                             114,957      32,528     365,879      99,394
                                ----------  ----------  ----------  ----------
    Total non-interest income      412,431     292,263   1,598,845     577,344
                                ----------  ----------  ----------  ----------
Non-interest expense:
 Compensation and benefits       1,175,725   1,108,509   3,380,843   3,046,330
 Occupancy                         203,071     191,718     595,216     557,575
 Federal deposit insurance
   premiums                        212,020     205,806     636,676     602,753
 SAIF assessment                 2,351,563         ---   2,351,563         ---
 Advertising                        77,696      74,408     229,735     212,546
 Data processing                   118,949     115,520     368,145     359,202
 Other                             255,808     210,736     799,710     776,956
                                ----------  ----------  ----------  ----------
    Total non-interest expense   4,394,832   1,906,697   8,361,888   5,555,362
                                ----------  ----------  ----------  ----------
    Income (loss) before
      income taxes                (234,285)  2,242,474   4,745,522   6,695,139
Income tax (benefit) expense       (89,758)    828,380   1,770,274   2,512,148
                                ----------  ----------  ----------  ----------
    Net income (loss)         $   (144,527)  1,414,094   2,975,248   4,182,991
                                ==========  ==========  ==========  ==========
Earnings (loss) per common
  share and common share
  equivalents                 $      (0.03)       0.28        0.66        0.79
                                ==========  ==========  ==========  ==========

                      HMN FINANCIAL, INC. AND SUBSIDIARIES
                  Selected Consolidated Financial Information
                                  (unaudited)


Selected Financial Data:
  (dollars in thousands, except per share data)
                                 Three Months Ended     Nine Months Ended
                                Sept 30,    Sept 30,    Sept 30,   Sept 30,
                                1996         1995        1996        1995
                            ------------------------ ----------------------
I. OPERATING DATA:
    Interest income         $  10,014       9,805       29,754     28,549
    Interest expense            6,191       5,873       18,020     16,651
    Net interest income         3,823       3,932       11,734     11,898
II. AVERAGE BALANCES:
    Assets (1)                557,091     532,896      548,254    524,207
    Loans receivable, net     331,331     296,622      321,134    284,310
    Mortgage-backed and
     related securities (1)   153,760     157,563      164,679    162,763
    Interest earnings
     assets (1)               548,702     523,761      539,483    516,627
    Interest bearing
     liabilities              464,467     431,794      452,299    421,965
    Equity (1)(2)              86,262      95,557       89,872     97,158
III.PERFORMANCE RATIOS: (1)
    Return on average assets
     (annualized)               (0.10)%      1.05%        0.72%      1.07%
    Interest rate spread information:
      Average during period      1.96        2.03         2.05       2.11
      End of period              2.09        2.02         2.09       2.02
    Net interest margin          2.77        2.98         2.91       3.08
    Ratio of operating expense
      to average total assets    3.14        1.42         2.04       1.42
    Return on average equity
     (annualized)               (0.67)       5.87         4.42       5.76


                                        Sept 30,     Dec 31,     Sept 30,
                                         1996         1995        1995
                                   ------------------------------------
IV.ASSET QUALITY:
    Total non-performing assets       $   426          850         871
    Non-performing assets to
      total assets                       0.08%        0.16%       0.16%
    Non-performing loans to total
      loans receivable, net              0.12         0.17        0.16
    Allowance for loan losses         $ 2,266        2,191       2,116
    Allowance for loan losses to
      total assets .                     0.40%        0.41%       0.40%
    Allowance for loan losses to
      total loans receivable, net        0.66         0.70        0.70
    Allowance for loan losses to
      nonperforming loans              531.84       409.13      449.80
V. BOOK VALUE PER SHARE:
    Book value per share excluding
      net unrealized loss on
      securities available for sale   $ 18.30        17.34       17.00
    Book value per share                17.90        17.29       16.80

                                        Nine         Twelve       Nine
                                       Months        Months      Months
                                       Ended         Ended       Ended
                                      Sept 30,       Dec 31,    Sept 30,
                                        1996          1995        1995
                                      -----------------------------------
VI. CAPITAL RATIOS
    Stockholders' equity or retained
      earnings to total assets, at
      end of period                    14.80%         17.04%      17.39%
    Average stockholders' equity or
      average retained earnings to
      average assets (1)(2)            16.39          18.24       18.53
    Ratio of average interest-earning
      assets to average interest-
      bearing liabilities(1)          119.28         121.95      122.43

(1) Average balances were calculated based upon amortized cost without the market value impact of SFAS 115.
(2) Average equity and average equity/average asset ratio decreasing due in part by a repurchase of 568,336 shares of common stock in the second half of 1995, an additional repurchase of 626,785 shares of common stock during 1996.
